EMPLOYEE BENEFIT PLANS	6 Months Ended
Jun. 30, 2023
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS

15.EMPLOYEE BENEFIT PLANS

Full time employees of the Group in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on a certain percentage of the employees’ salaries. The total contribution for such employee benefits were RMB317 and RMB335 for the six months ended June 30, 2022 and 2023. The Group has no ongoing obligation to its employees subsequent to its contribution to the PRC plan.

Furthermore, the Group pays contribution to governmental and private pension insurance organizations based on legal regulations in some countries out of China. The contributions are recognized as expense and amount RMB33 and RMB43 for the six months ended June 30, 2022 and 2023.